SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2015

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street, St. Louis, MO	63103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 10, 2015, Sigma-Aldrich Corporation (“Sigma-Aldrich”) sent to directors and executive officers a notice regarding the blackout period being imposed on all transactions involving the Sigma-Aldrich Stock Fund under the Sigma-Aldrich 401(k) Retirement Savings Plan (the “Plan”) and the blackout period being imposed on directors and executive officers under Section 306(a) of the Sarbanes-Oxley Action of 2002 (“SOX”), which blackout periods are being imposed in connection with the merger (the “Merger”) of Sigma-Aldrich with Mario II Finance Corp., a wholly-owned subsidiary of Merck KGaA, Darmstadt, Germany (“Merck”), pursuant to which Merck will acquire all the outstanding common stock of Sigma-Aldrich for cash.

The blackout period under the Plan is necessary in order to facilitate the liquidation of Sigma-Aldrich common stock held in the Sigma-Aldrich Stock Fund. The notice stated that the blackout period has begun and will end ten (10) business days after the Merger has closed, which is expected to be sometime during the week of November 23, 2015.

Because a blackout period in respect of the Merger is being imposed under the Plan, Sigma-Aldrich is also imposing a blackout period under Section 306(a) of SOX during the period beginning on November 10, 2015 and ending ten (10) business days after the Merger has closed, which is expected to be sometime during the week of November 23, 2015.

During the blackout period and for a period of two (2) years after the ending date of the blackout period, holders of Sigma-Aldrich common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Sigma-Aldrich Corporation, attention Associate General Counsel, 3050 Spruce Street, St. Louis, Missouri 63103 or calling (314) 286-8359.

A copy of the notice, which was provided to Sigma-Aldrich’s directors and executive officers, is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 5.04.

Item 9.01 Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit 99.1	SOX Notice Regarding Insider Trading During the Sigma-Aldrich 401(k) Retirement Savings Plan Blackout Period, dated November 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2015

SIGMA-ALDRICH CORPORATION

By:	/s/ George L. Miller
Name: George L. Miller
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1	SOX Notice Regarding Insider Trading During the Sigma-Aldrich 401(k) Retirement Savings Plan Blackout Period, dated November 10, 2015